EXECUTION COPY
SECOND AMENDMENT
TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
This SECOND AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of May 20, 2022 (this “Amendment”), is entered into among MORGAN STANLEY DIRECT LENDING FUND, a Delaware corporation (the “Borrower”), the LENDERS party hereto constituting the Required Lenders (as defined in the Credit Agreement, as defined below), and TRUIST BANK, as Administrative Agent (the “Administrative Agent”).
RECITALS
WHEREAS, the Borrower and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement, dated as of July 16, 2021 (as amended by the First Amendment to Senior Secured Revolving Credit Agreement, dated as of December 3, 2021, the “Credit Agreement”), with the lenders and issuing banks party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and
WHEREAS, the Borrower, the Required Lenders and the Administrative Agent desire to amend the Credit Agreement to make certain changes, as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Credit Agreement, the Borrower, the Lenders party hereto constituting the Required Lenders and the Administrative Agent hereto agree as follows:
SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Credit Agreement as amended hereby.
SECTION 2. Amendments to Credit Agreement.
1.1.The definition of “Covered Debt Amount” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
““Covered Debt Amount” means, on any date, the sum of (x) all of the Revolving Credit Exposures of all Lenders on such date plus (y) the aggregate amount of Other Covered Indebtedness (including Permitted Convertible Indebtedness and Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness) on such date minus (z) the LC Exposures fully Cash Collateralized on such date pursuant to Section 2.05(k) and the last paragraph of Section 2.09(a); provided that Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness and 50% of all Unsecured Shorter-Term Indebtedness (other than Special Permitted Indebtedness) shall be excluded from the calculation of the Covered Debt Amount until the date that is nine (9) months prior to the scheduled maturity date of such Indebtedness (provided that to the extent, but only to the extent, any portion of any such Indebtedness is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity Interests) earlier than the scheduled maturity date of such Indebtedness (in the case of Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness and other Unsecured Shorter-Term Indebtedness), such portion of such Indebtedness shall be included in the calculation of the Covered Debt Amount beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date the Borrower becomes aware that such Indebtedness is required to be paid or redeemed). For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any Permitted Convertible Indebtedness and Special Permitted Indebtedness

that constitutes Unsecured Shorter-Term Indebtedness that is included in the calculation of the Covered Debt Amount at any time will be included at the then outstanding principal balance thereof.”.
1.2.Section 6.01 of the Credit Agreement is hereby amended as follows:
(a)clause (i) is hereby amended and restated in its entirety to read as follows:
“(i)    Secured Shorter-Term Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) at the time of incurrence thereof, the aggregate outstanding principal amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed the greater of (A) $20,000,000 and (B) 5% of Borrower Net Worth, (iii) the aggregate amount of such Indebtedness (determined at the time of incurrence thereof), taken together with other then-outstanding Indebtedness that constitutes senior securities, does not exceed the amount required to comply with the provisions of each of Sections 6.07(c) and (d), and (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time such facility is entered into or the aggregate commitments thereunder are increased or extended);”;
(b)clause (l) is hereby amended and restated in its entirety to read as follows:
“(l)        Unsecured Shorter-Term Indebtedness (other than Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness) so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed $500,000,000, (iii) at the time of incurrence thereof, the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities, does not exceed the amount required to comply with the provisions of each of Sections 6.07(c) and (d), (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time of each borrowing thereunder and not at any time such facility is entered into, the aggregate commitments thereunder are increased or the facility is otherwise modified) and (v) at the time of incurrence thereof, the aggregate amount of such Indebtedness, taken together with other then-outstanding Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness, does not exceed $500,000,000;”;
(c)clause (m) is hereby amended and restated in its entirety to read as follows:
“(m) Special Permitted Indebtedness constituting Unsecured Shorter-Term Indebtedness so long as (i) no Default exists at the time of the incurrence thereof, (ii) the aggregate amount (determined at the time of the incurrence of such Indebtedness) of such Indebtedness does not exceed $500,000,000, (iii) at the time of incurrence thereof, the aggregate amount of such Indebtedness, taken together with other then-outstanding Indebtedness that constitutes senior securities, does not exceed the amount required to comply with each of Sections 6.07(c) and (d), (iv) prior to and immediately after giving effect to the incurrence of any such Indebtedness, the Covered Debt Amount does not or would not exceed the Borrowing Base then in effect (for clarity, with respect to revolving loan facilities or staged advance loan facilities, “incurrence” shall be deemed to take place only at the time of each borrowing thereunder and not at any time such facility is entered into, the aggregate commitments thereunder are increased or the facility is otherwise modified) and (v) at the time of incurrence thereof, the aggregate amount of such Indebtedness, taken together with other then-outstanding Unsecured Shorter-Term Indebtedness, does not exceed $500,000,000; and”.
SECTION 3. Conditions Precedent. This Amendment shall become effective on the first date (the “Effective Date”) on which the Administrative Agent receives from each other party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.
SECTION 4. Miscellaneous.
1.1.Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment and the Credit Agreement each constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) immediately prior to the effectiveness of this Amendment, no Default or Event of Default shall exist and, upon the effectiveness of this Amendment, no Default or Event of Default shall exist and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).
1.2.References to Credit Agreement. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference to the Credit Agreement in the other Loan Documents and in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.
1.3.Effect on Existing Agreements. Except as specifically amended above, the Credit Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects.
1.4.No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Credit Agreement, the other Loan Documents or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein. The parties hereto hereby agree that this Amendment is a Loan Document.
1.5.Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.
1.6.Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

1.7.Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.
1.8.Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
1.9.Reaffirmation. Each of the Borrower, DLF CA SPV LLC and DLF SPV LLC, the Adminsitrative Agent and the Required Lenders (i) hereby consents to the terms of this Amendment and the Credit Agreement, (ii) solely in the case of DLF CA SPV LLC and DLF SPV LLC, hereby confirms that, after giving effect to this Amendment and the transactions contemplated hereby, its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and continue to guarantee the Guaranteed Obligations as amended hereby, and (iii) hereby reaffirms, ratifies and confirms that, after giving effect to this Amendment and the transactions contemplated hereby, the Liens and other security interests granted by it pursuant to, and the terms and conditions of, the Guarantee and Security Agreement remain unaltered and in full force and effect and secure the Secured Obligations as amended hereby.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
MORGAN STANLEY DIRECT LENDING FUND,
as Borrower
By: /s/Venugopoal Rathi
Name: Venugopoal Rathi
Title: Chief Financial Officer
TRUIST BANK,
as Administrative Agent, a Swingline Lender, an Issuing Bank and a Lender
By: /s/ Hays Wood
Name: Hays Wood
Title: Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director

ING CAPITAL LLC,
as a Lender
By: /s/ Patrick W. Frisch
Name: Patrick W. Frisch
Title: Managing Director

By: /s/ Grace Fu
Name: Grace Fu
Title: Managing Director

STATE STREET BANK AND TRUST COMPANY,
as a Lender
        Signature Page to Second Amendment

By: /s/ Timothy Cronin
Name: Timothy Cronin
Title: Vice

SOCIÉTÉ GÉNÉRALE, NEW YORK BRANCH,
as a Lender
By: /s/ Jean de Lavalette
Name: Jean de Lavalette
Title: Managing Director

Agreed and acknowledged solely with respect to Section 4.9
DLF SPV LLC
By: /s/ Venugopoal Rathi
Name: Venugopoal Rathi
Title: Treasurer

DLF CA SPV LLC
By: Venugopoal Rathi
Name: Venugopoal Rathi
Title: Treasurer

        Signature Page to Second Amendment